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                                                                      EXHIBIT 23

                              ACCOUNTANTS' CONSENT



     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 2-51719) of H. J. Heinz Company Employees Retirement and Savings Plan of our report dated June 15, 2000 relating to the financial statements of the H. J. Heinz Company Employees Retirement and Savings Plan which appears in this Form 11-K.




                                                      PricewaterhouseCoopers LLP


Pittsburgh, Pennsylvania
June 28, 2000






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